UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 28, 2004
                                 ---------------

                                   LION, INC.
             (Exact name of registrant as specified in its charter)
                                 ---------------

             WASHINGTON                            0-25159                             91-2094375
  (State or other jurisdiction of         (Commission file number)        (IRS employer identification number)
           incorporation)


      4700-42ND AVE. SW, SUITE 430 SEATTLE, WA                                         98116
      (Address of principal executive offices)                                      (Zip code)


                      Registrant's telephone, including area code (206) 577-1440


                                                    N/A
                   (Former name or former address, if changed since last report)


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


                                   LION, INC.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 28, 2004, LION, Inc. issued a press release announcing its preliminary financial results for the first quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 7.   EXHIBITS

EXHIBIT NO.       DESCRIPTION
-----------       -----------
99.1              Press release issued April 28, 2004, announcing earnings for the first quarter ended March 31, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LION, INC.
                                  (Registrant)



DATE: April 28, 2004                        BY: /S/ RANDALL D. MILES
                                                --------------------
                                                Randall D. Miles
                                                Chief Executive Officer


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